Exhibit 99.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of Southern Power Company for the year ended December 31, 2002, I, William P. Bowers, President and Chief Executive Officer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-K of Southern Power Company for the year ended December 31, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of Southern Power Company for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Southern Power Company.


                                                  /s/William P. Bowers
                                                    William P. Bowers
                                          President and Chief Executive Officer

Date:  March 7, 2003